UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2000

                         BluePoint Linux Software Corp.
               (Exact name of Registrant as specified in charter)

            Indiana                       0-25797                35-2070348
   (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)

         A310, East-2, SEG Science & Industry Park, Huaqian Road North,
                       Shenzhen, Guangdong Province, China
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 00867553763137

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

A change in control of the registrant occurred on February 18, 2000, pursuant to the terms and conditions of a Plan of Agreement and Reorganization (the "Agreement") dated January 7, 2000, between MAS Acquisition XI Corp., an Indiana corporation (the "Company") and BluePoint Linux Software Corp. (Formally known as, Shenzhen Sinx Software Co., Ltd.), a Chinese corporation ("BluePoint"), which provided for the merger of BluePoint with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with
Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

The Company entered into the Agreement with BluePoint on January 7, 2000, whereby BluePoint agreed to stock for stock exchange as set forth in the Plan of Agreement and Reorganization attached hereto as Exhibit 1. This Plan or
Reorganization is within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the agreement, MAS acquired from the shareholders of BluePoint, all of the issued and outstanding shares of BluePoint in return for 15,500,000 shares of the authorized but unissued shares of MAS, leaving a total of 20,000,000 shares of common stock presently issued and outstanding. BluePoint will then become and operate as a wholly owned subsidiary of MAS. The common shares of the Company issued in connection with the conversion have not been registered under the Securities Act of 1933, as amended.

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

On January 5, 2000, the Company accepted the return of and cancelled, 8,203,133 shares of the Company's common stock from MAS Capital Inc., a company controlled by Aaron Tsai. The Company has effected a 15 for1 forward split on January 7, 2000. After issuing 15,500,000 shares of common stock to BluePoint, the Company has a total of 20,000,000 shares of common stock issued and outstanding.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Pursuant to the terms of the aforementioned Agreement, the Company has accepted the resignation of Aaron Tsai, the Company's sole Director and Officer as of February 17, 2000, and appointed Yu Deng as President and Chief Executive Officer and, Yu Deng, Ze Kang, ShengMiao Lia, HuiYaYuan and Ling Li, as Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) Financial Statements.

    (i) Audited financial statements of BluePoint will be filed pursuant to an 8-KA.

    (ii) Unaudited combined financial statements of BluePoint and MAS will be filed pursuant to an 8-KA.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2000


                                     BluePoint Linux Software Corp.


                                 By: /s/ Yu Deng
                                     ----------------------------
                                     Yu Deng
                                     President, and Director

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